AAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 26, 2005
SECURITIES ACT FILE NO. 33-12213
INVESTMENT COMPANY ACT FILE NO. 811-05037

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933:	[X]

Pre-Effective Amendment No. ___	[ ]

Post-Effective Amendment No. 195	[X]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940:	[X]

Amendment No. 196	[X]

(Check Appropriate Box or Boxes)

PROFESSIONALLY MANAGED PORTFOLIOS
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of Principal Executive Offices)
(414) 765-5344
Registrant's Telephone Number, Including Area Code

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and Address of Agent for Service)

WITH A COPY TO:

Julia Allecta
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor.
San Francisco, CA 94103-0441

It is proposed that this filing will become effective (check appropriate box):

[   ] immediately upon filing pursuant to paragraph (b).
[   ] on (date) pursuant to paragraph (b).
[X] 60 days after filing pursuant to paragraph (a)(1).
[   ] on (date) pursuant to paragraph (a)(1).
[   ] 75 days after filing pursuant to paragraph (a)(2).
[   ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[   ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PROSPECTUS

[LOGO]

THE OSTERWEIS FUND
&
THE OSTERWEIS
STRATEGIC INCOME FUND

_______, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

THE OSTERWEIS FUND
&
THE OSTERWEIS STRATEGIC INCOME FUND

each a series of Professionally Managed Portfolios

The Osterweis Fund is a no-load mutual fund that seeks to attain long-term total returns by investing primarily in common stocks. The Osterweis Strategic Income Fund is a no-load mutual fund that seeks to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation by investing primarily in income bearing securities, including a wide range of debt and dividend-paying equity securities. Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (each an “Adviser,” together the “Advisers”), are the investment advisers to The Osterweis Fund and The Osterweis Strategic Income Fund, respectively.

Table of Contents

AN OVERVIEW OF THE FUNDS	2
PERFORMANCE	4
FEES AND EXPENSES	6
INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES	7
PRINCIPAL RISKS OF INVESTING IN THE FUNDS	9
PORTFOLIO HOLDINGS INFORMATION	10
MANAGEMENT OF THE FUNDS	10
SHAREHOLDER INFORMATION	11
PRICING OF FUND SHARES	17
SERVICE FEES	17
DIVIDENDS AND DISTRIBUTIONS	17
TAX CONSEQUENCES	18
FINANCIAL HIGHLIGHTS	18
PRIVACY NOTICE	21

This combined Prospectus sets forth basic information about The Osterweis Fund and The Osterweis Strategic Income Fund (the “Funds”) that you should know before investing. It should be read and retained for future reference.

The date of this Prospectus is________, 2005

The Osterweis Funds

AN OVERVIEW OF THE FUNDS

WHAT ARE THE FUNDS’ INVESTMENT OBJECTIVES?
The Osterweis Fund seeks to attain long-term total returns.

The Osterweis Strategic Income Fund seeks to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation.

WHAT ARE THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES?
The Osterweis Fund invests primarily in common stocks of companies that the Adviser believes offer superior investment value. In selecting investments, the Adviser focuses on companies that it believes to be undervalued or otherwise out-of-favor in the market, but that have attractive growth prospects.

The Osterweis Strategic Income Fund invests primarily in income bearing securities, including a wide range of debt and dividend-paying equity securities. The Adviser will adjust the allocation of the Fund’s assets among these securities as dictated by changes in interest rates as well as the overall economic environment.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?
There is the risk that you could lose money on your investment in the Funds. For example, the market in general, in which the Funds invest, may fall or the Adviser may be incorrect in its expectations about the direction or extent of market movements. In addition, the following risks could affect the value of your investment:

In The Osterweis Fund
  Stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated
  Foreign securities in the Fund’s portfolio may be less liquid and more volatile than domestic securities
  The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility
In The Osterweis Strategic Income Fund
  Interest rates go up causing bond prices to fall
  The issuer of a fixed income security held by the Fund may fail to make timely payments of interest or principal, particularly the below investment grade securities held by the Fund
  Stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated
  Foreign securities in the Fund’s portfolio may be less liquid and more volatile than domestic securities
  The value of the Fund’s shares may fluctuate more than shares of a mutual fund that invests in a broader range of issuers

2

The Osterweis Funds

WHO MAY WANT TO INVEST IN THE FUNDS?
The Osterweis Fund may be appropriate for investors who:
  Are pursuing a long-term goal such as retirement
  Want to add an equity investment to diversify their investment portfolio
  Are willing to accept higher short-term risk along with higher potential for long-term growth of capital
The Osterweis Fund may not be appropriate for investors who:
  Need regular income or stability of principal
  Are pursuing a short-term goal

The Osterweis Strategic Income Fund may be appropriate for investors who:
  Are pursuing a long-term goal such as retirement
  Are seeking an above-average level of current income consistent with capital preservation
  Are able to tolerate the risks associated with investments in high yield bonds and convertible securities

The Osterweis Strategic Income Fund may not be appropriate for investors who: Are seeking an equity investment for their portfolio Are pursuing a short-term goal

3

The Osterweis Funds

PERFORMANCE

The following performance information indicates some of the risks of investing in the Funds. The bar charts below illustrate how each Fund’s total return has varied from year to year. The tables below illustrate each Fund’s average total return over time compared with a broad-based market index. This past performance (before and after taxes) will not necessarily continue in the future.

The Osterweis Fund
Calendar Year Total Returns*

* The Osterweis Fund’s year-to-date return as of June 30, 2005 was ______%.

During the period shown in the bar chart, the Fund’s highest quarterly return was _____% for the quarter ended _______________, and the lowest quarterly return was _____% for the quarter ended _______________.

Average Annual Total Returns as of December 31, 2004

The Osterweis Fund	1 Year	5 Years	10 Years
Return Before Taxes	_____	_____	_____
Return After Taxes on Distributions(1)	_____	_____	_____
Return After Taxes on Distributions and Sale of Fund Shares(1)	_____	_____	______
S&P 500 Index(2)	_____	_____	_____
____________
(1)	The after-tax returns shown below are intended to show the impact of assumed federal income taxes on an investment in The Osterweis Fund. The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period. The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. The after-tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”).
(2)	The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring U.S. stock market performance. It represents the 500 most widely held U.S. publicly traded companies. Index returns reflect the reinvestment of dividends but do not reflect any deductions for fees, expenses and taxes. This index is not available for investment.

4

The Osterweis Funds

The Osterweis Strategic Income Fund

Calendar Year Total Returns*

* The Osterweis Strategic Income Fund’s year-to-date return as of June 30, 2005 was ______%.

During the period shown in the bar chart, the Fund’s highest quarterly return was _______% for the quarter ended ____________, and the lowest quarterly return was ______% for the quarter ended _______________.

Average Annual Total Returns as of December 31, 2004

Since Inception
The Osterweis Strategic Income Fund	1 Year	(8/30/02)
Return Before Taxes	______	______
Return After Taxes on Distributions(1)	______	______
Return After Taxes on Distributions and Sale of Fund Shares(1)	______	_____
Lehman Aggregate Bond Index(2)	______	______
____________
(1)	The after-tax returns shown below are intended to show the impact of assumed federal income taxes on an investment in The Osterweis Strategic Income Fund. The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period. The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. The after-tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”).
(2)	The Lehman Aggregate Bond Index is an unmanaged index which is widely regarded as the standard for measuring U.S. bond market performance. It includes all publicly issued, non-convertible, fixed-rate debt issues rated investment grade or higher by Moody’s Investor Service. Index returns reflect the reinvestment of dividends but do not reflect any deductions for fees, expenses and taxes. This index is not available for investment.

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The Osterweis Funds

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

	The Osterweis Fund	The Osterweis Strategic Income Fund
Shareholder Fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	0.00%	0.00%
Redemption Fee (as a percentage of amount redeemed) (1)	2.00%	2.00%
Maximum deferred sales charge (load)	0.00%	0.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	None
Other Expenses(2)	_____%	_____%
Total Annual Fund Operating Expenses	_____%	_____%
Less Expense Reimbursement	N/A	_____%
Net Annual Fund Operating Expenses	_____%	_____%(3)

(1)	The Redemption Fee applies only to those shares that have been held for less than one month. The fee is payable to the applicable Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.
(2)	Other expenses include custodian, transfer agency, and other customary Fund expenses and are based on the Funds’ prior fiscal years.
(3)	The Adviser has contractually agreed to waive its fees and/or pay fund expenses in order to limit Total Annual Fund Operating Expenses for shares of The Osterweis Strategic Income Fund to 1.50% for at least the period shown in the example below. The contract’s term is indefinite and may be terminated only by the Board of Trustees. The Adviser is permitted to seek reimbursement from The Osterweis Strategic Income Fund, subject to limitations, for fees it waives and/or Fund expenses it pays over the following three years after such waiver or payment.

Example

This Example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that each Fund’s operating expenses remain the same. The figures below are based on net annual fund operating expenses. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
The Osterweis Fund	____	____	_____	_____
The Osterweis Strategic Income Fund	_____	_____	_____	_____

6

The Osterweis Funds

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

Each Fund has its own investment objectives and strategies. The objectives and the investment strategies described below are non-fundamental, which means that they may be changed by action of the Funds’ Trustees without shareholder approval. If a Fund changes this investment objective or strategies, it will notify shareholders at least 60 days in advance of the change.

The Osterweis Fund

The investment objective of the Fund is to seek to attain long-term total returns. Long-term total returns consist of growth of capital and current income.

The Fund emphasizes the purchase of common stocks of companies that the Adviser believes offer superior investment value. The Adviser focuses on the securities of companies that it believes to be undervalued or otherwise out-of-favor in the market. The stock prices of such companies may be depressed by visible near-term problems and may not reflect the companies’ long-term prospects. The Adviser places particular emphasis on the analysis of a company’s ability to generate cash and its management’s deployment of this cash and on a company’s longer-term growth prospects.

The Adviser also seeks under-researched, high growth situations that it believes can be purchased at modest valuations as well as companies with substantial unrecognized assets and improving earnings prospects. As such companies achieve greater visibility and their stocks are accorded valuations more in line with the growth rates, the Adviser is inclined to regard them as candidates for sale, in order to reduce the risk of future earnings disappointments.

Although not a principal investment strategy, the Fund may also invest in convertible securities and up to 20% of its assets in equity securities of foreign issuers and/or depositary receipts that are traded on domestic or foreign exchanges and that evidence ownership of foreign equity securities.

The Fund anticipates that it will have a low rate of portfolio turnover. This means that the Fund has the potential to be a tax efficient investment. This should result in the realization and the distribution to shareholders of lower capital gains, which would be considered tax efficient. This anticipated lack of frequent trading may also lead to lower transaction costs, which could help to improve performance. However, portfolio turnover may be affected by sales of portfolio securities necessary to meet cash requirements for redemption of shares. Therefore, the Fund can make no assurances that such benefits will be realized.

The Osterweis Strategic Income Fund

The investment objective of the Fund is to seek to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation.

The Fund invests its assets across a broad spectrum of predominantly income-producing debt and equity securities. This includes, but is not limited to domestic high yield (higher risk, fixed income securities), convertible bonds, investment grade corporate debt, U.S. Government and Agency obligations, U.S. dollar denominated foreign debt, preferred stock and dividend-paying common stock. Some of the above may be accompanied by a warrant, which is a right to acquire the issuer’s stock at a pre-determined price. The Fund may also invest in zero-coupon U.S. Government debt, zero-coupon corporate debt and money market instruments. From time to time, the Fund may allocate up to 100% of its assets to one or more of the above security types. Over time, the relative performance of these disparate security types has not shown a high correlation. There are periods of time when it has been advantageous to overweight one or more asset classes over another (i.e. non-investment grade bonds vs. government obligations). This allocation, as well as the Fund’s allocation among various fixed-income securities, will be made on the basis of the portfolio manager’s assessment of global opportunities for high income and high investment return considered against the risk of each type of investment.

7

The Osterweis Funds

The Fund will at times be invested in fixed-income securities with varying maturities (e.g., long-term, intermediate or short-term) and credit qualities (e.g., investment grade or non-investment grade), while at other times the Fund may emphasize one particular maturity or credit quality. The terms “investment grade” and “non-investment grade” refer to the credit quality of fixed-income securities as established by a recognized rating agency, such as Standard & Poor’s or Moody’s Investors Service, Inc. In selecting securities for the Fund’s portfolio, however, the Adviser will not rely exclusively on the ratings assigned by ratings agencies, but will perform its own independent investment analysis to evaluate the creditworthiness of the issuer. In such instance the Adviser would consider a variety of factors, including the issuer’s experience and managerial strength, its sensitivity to economic conditions, and its current and expected future financial condition.

A fixed-income security represents an obligation of an issuer to repay a loan of money to it and generally provides for the payment of interest. These include bonds, notes, and debentures. The Fund may invest in senior and subordinated debt securities. Subordinated debt is more risky because its holder will be paid only after the holders of senior debt securities are paid. The Fund may invest in “zero coupon bonds,” which are debt securities that typically pay interest only at maturity rather than periodically during the life of the security and are issued at a significant discount from their principal amount.

Under normal market conditions, however, the Fund will invest a substantial portion of its assets in high yield, lower rated debt securities, including convertible securities. Lower rated securities generally pay higher yields than more highly rated securities to compensate investors for the higher risk. The Fund seeks to invest in securities offering the highest yield and expected total return without taking on an excessive amount of risk. In fact, the Fund may at times invest up to 100% of its total assets in debt securities that are rated below investment grade, sometimes referred to as “junk bonds.” At other times the Fund may choose to invest up to 100% of its total assets in government obligations and other investment grade securities. High yield debt issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid takeover or buyout, and firms with heavy debt loads.

The Adviser takes a strategic approach to investing, seeking to control risk through credit analysis, economic analysis, interest rate forecasts and review of sector trends, and is not constrained by any particular style of investing. The Adviser uses a research driven model that relies on in-depth industry expertise and uses both quantitative and qualitative analysis to evaluate companies. As a “bottom-up” investor, the Adviser focuses primarily on individual securities.

The Adviser will sell a security when appropriate and consistent with the Fund’s investment objectives and policies or when conditions affecting relevant markets, particular industries or individual issues warrant such action, regardless of the effect on the Fund’s portfolio turnover rate. The Fund’s annual portfolio turnover rate, therefore, may vary substantially from year to year. In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. Buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains.

Temporary or Cash Investments

Under normal market conditions, the Funds will stay fully invested according to their principal investment strategies as noted above. However, each Fund may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents and short-term debt securities and money market instruments in response to adverse market, economic or political conditions. This may result in a Fund not achieving its investment objective. For longer periods of time, a Fund may hold a substantial cash position. If the market advances during periods when a Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested. To the extent a Fund uses a money market fund for its cash position, there will be some duplication of expenses because a Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

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The Osterweis Funds
PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The principal risks that may adversely affect a Fund’s net asset value or total return have previously been summarized under “An Overview of the Funds.” These risks are discussed in more detail below.

Market Risk. Both Funds are subject to general market risk. Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Small Capitalization Risk. A Fund may wish to take advantage of attractive investment opportunities of start-up companies or companies with small and medium size market capitalization. Such companies are subject to certain risks such as narrower markets, fewer products or services to offer and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of a Fund’s assets.

Management Risk. Management risk means that your investment in a Fund varies with the success or failure of the Adviser’s investment strategies and the Adviser’s research, analysis and selection of portfolio securities. If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

Foreign Investment Risk. A Fund’s investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign companies and markets are subject.

Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may also be less liquid and more volatile than U.S. markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

In addition, The Osterweis Strategic Income Fund is also subject to the following principal risks:

Interest Rate Risk. The market values of fixed income securities are inversely related to actual changes in interest rates. When interest rates rise, the market value of the Fund’s fixed-income securities may decrease. If this occurs, the Fund’s net asset value may also decrease. Moreover, the longer the remaining maturity of a security, the greater the effect of interest rate changes on the market value of the security.

Credit Risk. If issuers of fixed income securities in which the Fund invests experience unanticipated financial problems, the issue is likely to decline in value. In addition, the Fund is subject to the risk that the issuer of a fixed income security will fail to make timely payments of interest or principal.

High Yield Securities Risk. Fixed-income securities receiving the lowest investment grade rating may have speculative characteristics, and, compared to higher-grade securities, may have a weakened capacity to make principal and interest payments in economic conditions or other circumstances. High yield, high risk, and lower-rated securities are subject to additional risk factors, such as increased possibility of default, decreased liquidity, and fluctuations in value due to public perception of the issuer of such securities. These bonds are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding.

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The Osterweis Funds
Municipal Securities Risk. The Fund may have a portion of its assets invested in various municipal securities which depend on the ability of the issuers of the municipal securities to continue to meet their obligations for the payment of interest and principal when due. Any adverse economic conditions or developments affecting the states or municipalities that issue the municipal securities in which the Fund invests could negatively impact the Fund.

Sector Concentration Risk. Because issuers of lower-rated bonds tend to be heavily represented in particular sectors, the Fund, from time to time, may have concentrated positions in one or more sectors subjecting the Fund to sector concentration risk. This is the risk that the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Sectors possess particular risks that may not affect other sectors. The Adviser’s judgment about which sectors offer the greatest potential for financial reward consistent with the Fund’s objective will change over time, and the Fund may concentrate its investments in any number of different sectors.

Non-Diversification Risk. The Fund is non-diversified, which means that there is no restriction on how much the Fund may invest in the securities of an issuer under the Investment Company Act of 1940. This means that the Fund’s shares may be volatile and fluctuate more than shares of a fund that invests in a broader range of issuers because the Fund is tied more closely to the adverse economic, political or regulatory developments affecting that issuer.

PORTFOLIO HOLDINGS INFORMATION.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”). Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Annual and Semi-Annual Report to Fund shareholders, and in quarterly holdings reports on Form N-Q. In addition, the Funds disclose their complete calendar quarter-end portfolio holdings and certain other portfolio characteristics on the Funds’ web site at www.osterweis.com within 10 business days after the calendar quarter-end. The calendar quarter-end portfolio holdings for the Funds will remain posted on the web site until updated with required regulatory filing with the SEC. Portfolio holdings information posted on the Funds’ web site may be separately provided to any person commencing the day after it is first published on the web site. The Annual and Semi-Annual Reports are available by contacting the Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling 1-800-558-9105. The Annual Report and Semi-Annual Report are also available on the Funds’ web site at www.osterweis.com.

MANAGEMENT OF THE FUNDS

Investment Advisers

Osterweis Capital Management, Inc. is the investment adviser to The Osterweis Fund. The Adviser has provided investment advisory services to individual and institutional accounts since 1983. Osterweis Capital Management, LLC is the investment adviser to The Osterweis Strategic Income Fund. The Adviser has provided investment advisory services to individual and institutional accounts since 1997. As of June 30, 2005, the Advisers had combined assets under management in excess of $______ billion.

The Advisers are affiliated entities whose address is One Maritime Plaza, Suite 800, San Francisco, CA 94111. The Advisers provide the Funds with advice on buying and selling securities. The Advisers also furnish the Funds with office space and certain administrative services and provides most of the personnel needed by the Funds. For their services, each Fund pays the applicable Adviser a management fee, calculated daily and payable monthly, equal to 1.00% of its average daily net assets. For the fiscal year ended March 31, 2005, Osterweis Capital Management, Inc. received advisory fees of _____% of The Osterweis Fund’s average daily net assets. For the fiscal year ended March 31, 2005, Osterweis Capital Management, LLC received advisory fees of _____% of The Osterweis Strategic Income Fund’s average daily net assets.

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The Osterweis Funds

Once available, a discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement will be in the Funds’ September 30, 2005 Semi-Annual Report to shareholders.

Portfolio Managers

The Osterweis Fund. Mr. John S. Osterweis, President, Chief Investment Officer and Director of the Adviser, has been primarily responsible for the management of the Fund’s portfolio since the Fund’s inception. Mr. Osterweis has over thirty years of securities analysis and portfolio management experience, twenty-two of which have been with the Adviser. He has held his current position with the Adviser for over five years. Mr. Osterweis has earned a B.A. from Bowdoin College and an M.B.A. from Stanford Graduate School of Business.

The Osterweis Strategic Income Fund. Mr. Carl P. Kaufman, Vice President and Analyst, is the lead portfolio manager primarily responsible for the management of the Fund’s portfolio since the Fund’s inception. Before joining the Adviser in 2002 as portfolio manager for the fixed income strategy of the Adviser’s accounts, Mr. Kaufman worked for three years with Robertson, Stephens and Co., a financial services company. Prior to that, Mr. Kaufman worked for 19 years at Merrill Lynch, where he specialized in convertible and equity securities sales and trading. Mr. Kaufman earned a B.A. from Harvard University.

The SAI provides additional information on the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of shares of the Funds.

Fund Expenses

The Funds are responsible for their own operating expenses. At times, however, the Adviser may reduce its fees and/or pay expenses of The Osterweis Strategic Income Fund in order to reduce such Fund’s Total Annual Operating Expenses. Any reduction in advisory fees or payment of expenses made by the Adviser are subject to reimbursement by The Osterweis Strategic Income Fund if requested by the Adviser in subsequent fiscal years. The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Trustees. The Osterweis Strategic Income Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.

SHAREHOLDER INFORMATION

How to Buy Shares

For each Fund, to open an account you must invest at least the minimum amount as indicated below.

Minimum Investments	To Open Your Account	To Add to Your Account
Regular Accounts	$5,000	$500*
Retirement and Tax-Deferred Accounts	$1,500	$500*

The minimum initial investment required to open a Fund account depends on the nature of the account. For regular accounts, each Fund requires an initial investment of $5,000. For retirement and tax-deferred accounts (IRAs, SEP-IRAs, 401(k) accounts, pension and profit sharing plans, UGMA/UTMA accounts, etc.), an initial investment of $1,500 is required. Initial investments in a Fund may be made in any amount in excess of this amount. Your order will not be accepted until the completed Account Application is received by the Transfer Agent. To add to existing accounts, each Fund requires a minimum investment of $500 for all accounts.

* After you have opened a Fund account, you may also make automatic subsequent investments with $250 or more through the Automatic Investment Plan. The minimum investment requirements may be waived from time to time by a Fund.

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The Osterweis Funds

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Funds’ Anti-Money Laundering Program. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Corporate, trust and other entity accounts require further documentation. Please contact the Transfer Agent at (866) 236-0050 if you need additional assistance when completing your Application.

If we do not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within five business days if clarifying information/documentation is not received

You may purchase shares of a Fund by check, wire or Electronic Funds Transfer. Shares are purchased at the net asset value next determined after the Transfer Agent receives your order in proper form. All purchases must be in U.S. dollars. Cash, money orders and cashier’s checks under $10,000 will not be accepted. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of Fund shares. If your check is returned for any reason, a $25 fee will be assessed against your account. You will also be responsible for any losses suffered by the Funds as a result. A charge will be imposed if your check does not clear. The Funds do not issue share certificates. The Funds reserve the right to reject any purchase in whole or in part.

By Check. If you are making an initial investment in a Fund, simply complete the Account Application included with this Prospectus and mail it with a check (made payable to “The Osterweis Funds, [Name of Fund]”) to:

Regular Mail The Osterweis Funds [Name of Fund] c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery The Osterweis Funds [Name of Fund] c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, WI 53202
NOTE: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

If you are making a subsequent purchase, detach the stub that is attached to the account statement you will receive after each transaction and mail it together with a check made payable to “The Osterweis Funds, [Name of Fund]” in the envelope provided with your statement or to the address noted above. You should write your account number on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate piece of paper.

By Wire. Prior to wiring any funds, you must notify U.S. Bancorp Fund Services, LLC of your intent to wire and to verify the wiring instructions to ensure proper credit when the wire is received. If you are making an initial investment by wire transfer, you must first complete a new Account Application included with this Prospectus and mail or fax it to the Funds. No account services will be established until the completed application has been received by the Funds. Please call the Transfer Agent toll free at (866) 236-0050 prior to sending a wire in order to obtain a confirmation number and to ensure prompt and accurate handling of the funds. Call the Transfer Agent between 9:00 a.m. and 4:00 p.m., Eastern time, on a day when the New York Stock Exchange (“NYSE”) is open for trading to advise them that you are making an investment by wire. The Transfer Agent will ask for your name and the dollar amount you are investing. You will then receive your account number and an order confirmation number. Ask your bank to transmit immediately available funds by wire in the amount of your purchase to:

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The Osterweis Funds

U.S. Bank, National Association
777 East Wisconsin Ave.
Milwaukee, WI 53202
ABA Routing #075000022
Credit: U.S. Bancorp Fund Services, LLC
DDA #112-952-137
Further Credit:    The Osterweis Funds, [Name of Fund]
(shareholder name and account number)

If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent at (866) 236-0050. It is essential that your bank include complete information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the Transfer Agent. Your bank may charge you a fee for sending a wire to the Fund.

Through Brokers. You may buy and sell shares of a Fund through certain brokers (and their agents) that have made arrangements with that Fund to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Funds’ Transfer Agent, and you will pay or receive the next price calculated by a Fund. The broker (or agent) holds your shares in an omnibus account in the broker’s (or agent’s) name, and the broker (or agent) maintains your individual ownership records. The Adviser may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of a Funds’ prospectus.

By Payment in Kind. In addition to cash purchases, each Fund may, at its discretion, accept the purchase of Fund shares with a payment “in kind” in the form of shares of stock, bonds or other securities. Generally, any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s objective and otherwise acceptable to the Adviser. If you purchase Fund shares in this manner, you will realize a capital gain or loss for federal income tax purposes on each security tendered.

Automatic Investment Plan. For your convenience, the Funds offer an Automatic Investment Plan. Under this Plan, after your initial investment, you may authorize the Fund to withdraw automatically from your personal checking account an amount that you wish to invest, which must be at least $250. If you wish to enroll in this Plan, complete the appropriate section in the Account Application. A Fund may terminate or modify this privilege at any time. You may terminate your participation in the Plan at any time by notifying the Transfer Agent five days prior to the effective date. A fee will be charged if your bank does not honor the Automatic Investment Plan draft for any reason.

Retirement Plans. You may invest in the Funds by establishing a tax-sheltered individual retirement account (“IRA”). The Funds each offer Traditional, Roth, SIMPLE and SEP IRAs. For details concerning Retirement Accounts (including service fees), please call the Transfer Agent toll free at (866) 236-0050. If you wish to open a Section 403(b) or other retirement plan, please contact the Transfer Agent.

How to Sell Shares

You may sell (redeem) your Fund shares on any day the Funds and the NYSE are open for business.

You may redeem your shares by simply sending a written request to the Transfer Agent. You should give your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear in the account registration. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Send your redemption request to:

13

The Osterweis Funds

Regular Mail The Osterweis Funds [Name of Fund] c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery The Osterweis Funds [Name of Fund] c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, WI 53202

Redemption proceeds will be processed on the next business day and mailed to the address that appears on the Transfer Agent’s records.

The Transfer Agent may require a signature guarantee for certain redemption requests such as redemption requests made payable to a name that is different than on the account statement or an address not on record with the Funds. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions. A signature guarantee of each owner is required in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are sent to a different address than that registered on the account;
•	If the proceeds are to be made payable to someone other than the account’s owner(s);
•	Any redemption transmitted by federal wire transfer to a bank other than the bank of record;
•	If a change of address request has been received by the Transfer Agent within the last 15 days; and
•	For all redemptions of $50,000 or more from any shareholder account (if applicable).

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

If you complete the Redemption by Telephone portion of the Account Application, you can also redeem shares by calling the Transfer Agent toll free at (866) 236-0050. You may redeem all or some of your shares by Electronic Funds Transfer to a properly authorized bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption. For a $15.00 fee, which will be deducted from your redemption proceeds, we can transmit the proceeds by wire to a pre-authorized bank account. The proceeds usually arrive at your bank, the first banking day after we process your redemption. If you have a retirement account, you may not redeem shares by telephone.

When you establish telephone privileges, you are authorizing a Fund and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your Account Application. Redemption proceeds will be transferred to the bank account you have designated on your account. In order to arrange for telephone redemptions after an account has been opened, or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account with the signatures guaranteed. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

Before executing an instruction received by telephone, the Funds and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Funds and the Transfer Agent follow these procedures, they will not be liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Funds may change, modify or terminate these privileges at any time upon at least 60 days’ notice to shareholders. You may request telephone redemption privileges after your account is opened by sending in a signed letter of instruction.

14

The Osterweis Funds

You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form. If you did not purchase your shares with a wire, a Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase.

A Fund may redeem the shares in your account if the value of your account is less than $1,500 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $1,500 before a Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $1,500 before the Fund takes any action.

Short-Term Trading

The Funds are intended for long-term investors and do not accommodate frequent transactions. The Funds discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Funds takes steps to reduce the frequency and effect of these activities in the Funds. In addition to the Funds’ redemption fees, these steps may include, among other things, monitoring trading activity or using fair value pricing, as determined by the Funds’ Board of Trustees, when the Adviser determines current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Funds seek to exercise their judgment in implementing these tools to the best of their abilities in a manner that they believe is consistent with shareholder interests.

The Funds use a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by each Fund in its sole discretion. To minimize harm to each Fund and its shareholders, the Funds reserve the right to reject any purchase order or exchange request, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Adviser to be harmful to the Funds) and without prior notice. The Funds may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect each Fund’s performance.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that each Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, each Fund’s ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Funds do not have access to the underlying shareholder account information. However, the Funds will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. There may be limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their clients. As a result, each Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt a Fund’s investment program and create additional transaction costs that are borne by all of a Fund’s shareholders. For these reasons, each Fund will assess a 2.00% fee on the redemption of Fund shares held for less than one month. This fee is paid to a Fund to help offset transaction costs and administrative expenses. If you purchased shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. This fee does not apply to Fund shares acquired through the reinvestment of dividends. While the Fund makes every effort to collect redemption fees, the Fund may not always be able to track short term trading effected through financial intermediaries. Each Fund reserves the right to change the terms and amount of this fee upon at least 60 days’ notice to shareholders.

15

The Osterweis Funds

Although the Funds have the goal of applying this redemption fee to most redemptions of shares held for less than one month, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Funds to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. These may include, but are not limited to, 401(k) and other employer-sponsored retirement plans. IRA and other 1-person plans are still subject to the redemption fee. The redemption fee may also be waived on certain exchanges at the Advisers’ discretion.

Redemption in Kind

Each Fund reserves the right, at its discretion, to pay redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio. It is not expected that the Funds would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Systematic Withdrawal Program

As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Program. You may call the Transfer Agent toll free at (866) 236-0050 to arrange for regular monthly or quarterly fixed withdrawal payments. In order to participate in this Program, you must redeem a minimum amount of $100 per payment and your Fund account must maintain a value of at least $5,000. This Program may be terminated at any time by the Funds.

A withdrawal under the Program involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. You may also elect to terminate your participation in this Program at any time by calling the Transfer Agent at (866) 236-0050.

Exchange Privilege

Shareholders of record, including financial institutions and intermediaries, may exchange shares of a Fund for shares of the other Fund by contacting the Funds’ Transfer Agent directly on any day the New York Stock Exchange (“NYSE”) is open. This exchange privilege may be changed or canceled by a Fund at any time upon 60 days’ notice. Exchanges are generally made only between identically registered accounts unless a shareholder sends written instructions with a signature guarantee requesting otherwise. Exercising the exchange privilege consists of two transactions: a sale of shares in one Fund and the purchase of shares in another, as a result, there may be tax consequences of the exchange. A shareholder could realize short-term or long-term capital gains or losses. An exchange request received prior to the close of the NYSE will be made at that day’s closing NAV. The Funds reserve the right to refuse any exchange that would not be in the best interests of a Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in a Fund’s view, is likely to engage in, or has a history of, excessive trading (usually defined as more than four transactions out of a Fund within a calendar year).

Because excessive trading can hurt a Fund’s performance and shareholders, the Funds reserve the right to, without notice, temporarily or permanently limit the number of exchanges you may make or to otherwise prohibit or restrict any exchange that would not be, in the judgment of the Funds, in the best interest of a Fund or its shareholders. Also, because exchanges involve both the sale and purchase of shares, they are subject to the Funds’ 2.00% redemption fee for those shares held for less than one month.

16

The Osterweis Funds

PRICING OF FUND SHARES

The price of the Funds’ shares is based on its net asset value. This is calculated by dividing the value of the Funds’ total assets, less its liabilities, by the number of its shares outstanding. In calculating the net asset value, portfolio securities are valued using current market values or official closing prices, if available. Securities for which market quotations are not readily available are valued at fair values determined in good faith by, or under, the supervision of the Funds’ Board of Trustees. The net asset value is calculated as of the close of regular trading of the NYSE, normally 4:00 p.m., Eastern time. The net asset value will not be calculated on days that the NYSE is closed for trading.

When fair value pricing is employed, the prices of securities used by each Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale. Therefore, if a shareholder purchases or redeems shares in a Fund that holds securities priced at a fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Funds will use the price of that exchange that the Funds generally consider to be the principal exchange on which the stock is traded. Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Funds’ Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

SERVICE FEES

The Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Each Fund’s Adviser, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds. Such payments and compensation are in addition to service fees paid by the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders. Each Fund’s Adviser may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of the shares sold.

DIVIDENDS AND DISTRIBUTIONS

The Osterweis Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. The Osterweis Strategic Income Fund will pay dividends at least quarterly and distribute capital gains, if any, at least annually, typically in December. A Fund may make another distribution of any additional undistributed capital gains earned during the 12-month period ended October 31 in December. The Funds may make an additional payment of dividends or distributions if it deems it desirable at another time during any year.

17

The Osterweis Funds
All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date for the distribution. If you elect to receive distributions and/or capital gains paid in cash, the Funds will automatically reinvest all distributions under $10 in additional shares of the Funds. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in your account at the Funds’ then current net asset value and to reinvest all subsequent distributions.

TAX CONSEQUENCES

The Funds intend to make distributions of ordinary income and capital gains. In general, Fund distributions are taxable to you (unless your investment is through a qualified retirement plan), as either ordinary income or capital gain. Dividends are taxable to you as ordinary income. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains. A portion of the ordinary income dividends paid to you by the Funds may be qualified dividends eligible for taxation at long-term capital gain rates. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

Each year, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

If you sell or exchange your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

By law, the Funds must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Funds to do so.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state, local or foreign tax consequences of an investment in the Funds.

FINANCIAL HIGHLIGHTS

The following tables show the financial performance of The Osterweis Fund and The Osterweis Strategic Income Fund for the stated periods. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in a Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. For The Osterweis Fund, the information has been audited by Tait, Weller & Baker, independent registered public accounting firm, for the fiscal years ended March 31, 2005, 2004, and 2003 and by other auditors for previous years. For The Osterweis Strategic Income Fund, the information has been audited by Tait, Weller & Baker. Tait, Weller & Baker’s report and the Funds’ financial statements are included in the Annual Report, which is available upon request.

18

The Osterweis Funds

For a capital share outstanding throughout each year for The Osterweis Fund
Year Ended March 31,

	2005	2004	2003	2002	2001
Net asset value, beginning of year		$16.90	$19.81	$20.72	$26.93

Income from investment operations:
Net investment income (loss)		0.17	0.19	0.05	0.07
Net realized and unrealized gain (loss) on investments		6.81	(3.05)	(0.70)	(1.74)
Total from investment operations		6.98	(2.86)	(0.65)	(1.67)

Less distributions:
From net investment income		(0.23)	(0.05)	(0.05)	(0.01)
From net realized gain		-	-	(0.21)	(4.53)
Total distributions		(0.23)	(0.05)	(0.26)	(4.54)
Paid-in capital from redemption fees		0.00*	0.00*	-	-
Net asset value, end of year		$23.65	$16.90	$19.81	$20.72
Total return		41.39%	(14.45)%	(3.04)%	(6.38)%

Ratios/supplemental data:
Net assets, end of year (millions)		$125.3	$71.6	$69.7	$52.9

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed		1.36%	1.41%	1.43%	1.45%
After fees absorbed or recouped		1.36%	1.41%	1.43%	1.45%

Ratio of net investment income
(loss) to average net assets:
Before fees waived and expenses absorbed		1.08%	1.23%	0.33%	0.37%
After fees waived and expenses absorbed		1.08%	1.23%	0.33%	0.37%
Portfolio turnover rate		58.34%	34.26%	48.85%	31.77%

* Amount is less than $0.01.

19

The Osterweis Funds

 For a capital share outstanding throughout each period
for The Osterweis Strategic Income Fund
	Year Ended	Year Ended
	March 31,	March 31,	Period Ended
	2005	2004	March 31, 2003*
Net asset value, beginning of period		$10.43	$10.00

Income from investment operations:
Net investment income		0.59	0.26
Net realized and unrealized gain on investments		1.05	0.43
Total from investment operations		1.64	0.69

Less distributions:
From net investment income		(0.59)	(0.26)
From net realized gain		(0.18)	-
Total distributions		(0.77)	(0.26)

Paid-in capital from redemption fees		-	0.00**

Net asset value, end of period		$11.30	$10.43

Total return		16.16%	6.95%^

Ratios/supplemental data:
Net assets, end of period (millions)		$44.3	$13.0

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed		1.60%	2.92%+
After fees absorbed or recouped		1.50%	1.50%+

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed		5.58%	4.51%+
After fees waived and expenses absorbed		5.68%	5.93%+
Portfolio turnover rate		75.42%	60.91%^

*	Fund commenced operations on August 30, 2002.
**	Amount is less than $0.01.
^	Not annualized.
+	Annualized.

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The Osterweis Funds

PRIVACY NOTICE

The Funds and the Advisers collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

NOT PART OF THE PROSPECTUS

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The Osterweis Funds

THE OSTERWEIS FUND
&
THE OSTERWEIS STRATEGIC INCOME FUND

each a series of Professionally Managed Portfolios

For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information (“SAI”): The SAI provides more detailed information about the Funds and is incorporated by reference into this Prospectus. You may receive free copies of reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone: (866) 236-0050 toll-free

You may review and copy information including the Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the Funds are also available:
  Free of charge from the Commission’s EDGAR database on the Commission’s Internet web site at http://www.sec.gov, or
  Free of charge from the Fund’s Internet web site at www.osterweis.com, or
  For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or
  For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-05037)

22

STATEMENT OF ADDITIONAL INFORMATION
_______, 2005

THE OSTERWEIS FUND
&
THE OSTERWEIS STRATEGIC INCOME FUND,
each a series of
PROFESSIONALLY MANAGED PORTFOLIOS
One Maritime Plaza, Suite 800
San Francisco, CA 94111
(866) 236-0050 toll free or (415) 434-4441

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus dated_______, 2005, as may be revised, of The Osterweis Fund and The Osterweis Strategic Income Fund (each a “Fund,” collectively the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”). Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (each an “Adviser,” together the “Advisers”) are the investment advisers to The Osterweis Fund and The Osterweis Strategic Income Fund, respectively. A copy of the Funds’ Prospectus is available by calling either of the numbers listed above.

The Funds’ audited financial statements for the fiscal year ended March 31, 2005 are incorporated herein by reference to the Funds’ Annual Report dated _______, 2005. A copy of the Annual report may be obtained without charge by calling or writing the Funds as shown above.

TABLE OF CONTENTS
THE TRUST	2
INVESTMENT OBJECTIVE AND POLICIES	2
INVESTMENT RESTRICTIONS	15
DISTRIBUTIONS AND TAX INFORMATION	17
TRUSTEES AND EXECUTIVE OFFICERS	19
THE FUNDS’ INVESTMENT ADVISERS	23
SERVICE PROVIDERS	25
PORTFOLIO MANAGERS	26
PRINCIPAL UNDERWRITER AND DISTRIBUTOR	28
EXECUTION OF PORTFOLIO TRANSACTIONS	28
REVENUE SHARING ARRANGMENT	30
PORTFOLIO TURNOVER	31
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	31
DETERMINATION OF SHARE PRICE	34
PERFORMANCE INFORMATION	35
PROXY VOTING POLICY	36
ANTI-MONEY LAUNDERING PROGRAM	37
PORTFOLIO HOLDINGS INFORMATION	37
GENERAL INFORMATION	39
FINANCIAL STATEMENTS	40
APPENDIX	41

THE TRUST

The Trust is an open-end management investment company organized as a Massachusetts business trust. The Trust consists of various series that represent separate investment portfolios.  This SAI relates only to the Funds.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as a management investment company. Such a registration does not involve supervision of the management or policies of the Funds. The Prospectus of the Funds and this SAI omit certain information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

INVESTMENT OBJECTIVE AND POLICIES

The Funds each have different investment objectives and strategies as discussed below. Unless otherwise noted, all of the investment policies and strategies described in the Funds’ Prospectus or hereafter are non-fundamental, which means that they may be changed by action of the Board of Trustees, without shareholder approval. There are no assurances that a Fund will achieve its objective.

The Osterweis Fund is a no-load mutual fund with the investment objective of seeking to attain long-term total returns. The Fund is diversified (see fundamental investment restriction 7 under “Investment Restrictions”). Under applicable federal laws, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security. However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Then a Fund would be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the Fund qualifying as a diversified fund under applicable federal laws.

The Osterweis Strategic Income Fund is a no-load mutual fund with the investment objective of seeking to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation by principally investing in income bearing securities, including a wide range of debt and dividend-paying equity securities. The Fund is non-diversified, which means that there is no restriction on how much the Fund may invest in the securities of one issuer. However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code (“Code”), the Fund intends to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code. Pursuant to these requirements, at the end of each taxable quarter, the Fund, among other things, will not have investments in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) of more than 25% of the value of the Fund’s total assets. In addition, the Fund, with respect to 50% of its total assets, will not have investments in the securities of any issuer equal to 5% of the Fund’s total assets, and will not purchase more than 10% of the outstanding voting securities of any one issuer. As a non-diversified investment company, the Fund may be subject to greater risks than diversified companies because of the larger impact of fluctuation in the values of securities of fewer issues.

The following information supplements the discussion of each Fund’s investment objective and policies as set forth in its Prospectus. There can be no guarantee that the Fund’s objective will be attained.

Equity Securities

The Funds may invest in equity securities consistent with each Fund’s investment objective and strategies. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. Equity securities, such as common stocks, represent shares of ownership of a corporation. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Please see “Preferred Stock” below. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Please see “Convertible Securities and Warrants” below.

To the extent a Fund invests in the equity securities of small or medium-size companies, it will be exposed to the risks of smaller sized companies. Small and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

Convertible Securities and Warrants

The Funds may invest in convertible securities and warrants, or similar rights. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

A warrant, which is issued by the underlying issuer, gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach, or have reasonable prospects of reaching, a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Preferred Stock

The Funds may invest in preferred stocks. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Repurchase Agreements

The Funds may enter into repurchase agreements. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the U.S. Government security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the SEC or exempt from such registration. The Funds may enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities would generally have longer maturities. The Funds may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements.

For purposes of the Investment Company Act of 1940 (the “1940 Act”), a repurchase agreement is deemed to be a loan from a Fund to the seller of the U.S. Government security subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government security acquired by a Fund subject to a repurchase agreement as being owned by such Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and a Fund has not perfected a security interest in the U.S. Government security, such Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, such Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased by a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. Government security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, a Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by a Fund plus accrued interest, and a Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

It is possible that a Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Reverse Repurchase Agreements

The Funds may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date, and interest payment. A Fund will maintain cash or high-grade liquid debt securities with a value equal to the value of the Fund’s obligation under the agreement, including accrued interest, in a segregated account with the Fund’s Custodian. The securities subject to the reverse repurchase agreement will be marked-to-market daily.

When-Issued Securities

The Funds may from time to time purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for them take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to such Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, such Fund would earn no income; however, it is each Fund’s intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Funds do not believe that their net asset value or income will be adversely affected by their purchase of securities on a when-issued basis. The Funds’ Custodian will segregate liquid assets equal in value to commitments for when-issued securities. Such segregated assets either will mature or, if necessary, be sold on or before the settlement date.

Illiquid Securities

The Funds may not invest more than 15% of the value of their net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Advisers will monitor the amount of illiquid securities in each Fund’s portfolio, under the supervision of the Trust’s Board of Trustees, to ensure compliance with each Fund’s investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the “1933 Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to sell restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. A Fund might also have to register such restricted securities in order to sell them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not reflect the actual liquidity of such investments. These securities might be adversely affected if qualified institutional buyers were unwilling to purchase such securities. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the 1933 Act, the Trust’s Board of Trustees may determine that such securities are not illiquid securities despite their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

Fixed-Income Securities

The Adviser may purchase fixed-income securities and convertible bonds for each Fund’s portfolio in pursuing its investment goal, though equity securities are the primary focus for The Osterweis Fund. For The Osterweis Fund, the Adviser prefers to purchase fixed-income securities during times of high real interest rates or when it believes that the outlook for the equity markets is sufficiently unsettled to warrant building yield into such Fund’s portfolio. For The Osterweis Strategic Income Fund, the purchase of fixed-income securities is part of the Fund’s principal investment strategy.

Fixed-income securities eligible for purchase by The Osterweis Fund include investment grade corporate debt securities, those rated BBB or better by Standard & Poor’s Ratings Group (“S&P”) or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”). Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. The Osterweis Fund reserves the right to invest up to 30% of its assets in securities rated lower than BBB by S&P or lower than Baa by Moody’s but rated at least B by S&P or Moody’s (or, in either case, if unrated, deemed by the Adviser to be of comparable quality). As set forth in the Funds’ Prospectus, The Osterweis Strategic Income Fund will invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity.

Lower-rated securities, often called “junk bonds,” generally offer a higher current yield than that available for higher grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline proportionately more than a Fund consisting of higher-rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by such Fund and increasing the exposure of that Fund to the risks of lower-rated securities.

Ratings of debt securities represent the rating agencies’ opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security. If a security’s rating is reduced while it is held by a Fund, the Adviser will consider whether such Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial conditions may be better or worse than the rating indicates. The ratings for debt securities are described in the Appendix.

The Osterweis Strategic Income Fund (“Strategic Income Fund”) may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, The Strategic Income Fund may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause The Strategic Income Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, The Strategic Income Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Municipal Securities

The Strategic Income Fund may be invested in municipal securities. Municipal securities are debt obligations issued by or on behalf of states, territories, and possessions of the United States, including the District of Columbia, and any political subdivisions or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax (“Municipal Securities”).

Municipal securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, street, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities. Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Municipal Securities are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

The Strategic Income Fund’s investments may include, but are not limited to, the following types of municipal securities: industrial development bonds; municipal notes and bonds; serial notes and bonds sold with a series of maturity dates; tax anticipation notes and bonds sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; bond anticipation notes sold in anticipation of the issuance of longer-term bonds in the future; pre-refunded municipal bonds refundable at a later date (payment of principal and interest on pre-refunded bonds are assured through the first call date by the deposit in escrow of U.S. government securities); and general obligation bonds secured by a municipality’s pledge of taxation. There are no restrictions on the maturity of municipal securities in which The Strategic Income Fund may invest. The Adviser will select Municipal Securities based upon its belief in those securities that will produce current income consistent with prudent investment and The Strategic Income Fund’s investment objective.

The Strategic Income Fund may also purchase some municipal securities with variable interest rates. Variable interest rates are ordinarily stated as a percentage of the prime rate of a bank or some similar standard, such as the 91-day U.S. Treasury bill rate. Variable interest rates are adjusted on a periodic basis (i.e. every 30 days). Many variable rate municipal securities are subject to payment of principal on demand, usually in not more than seven days. If a variable rate municipal security does not have this demand feature, or the demand feature extends beyond seven days and the Adviser believes the security cannot be sold within seven days, the Adviser may consider the security to be illiquid. Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed-income obligations. Many municipal securities with variable interest rates are subject to repayment of principal (usually within seven days) on demand. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.

The financial institutions from which The Strategic Income Fund may purchase participation interests frequently provide, or secure from other financial institutions, irrevocable letters of credit or guarantees and give the Fund the right to demand payment on specified notice (normally within 30 days) from the issuer of the letter of credit or guarantee. These financial institutions may charge certain fees in connection with their repurchase commitments, including a fee equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the participation interests were purchased. By purchasing participation interests, the Fund is buying a security meeting its quality requirements and is also receiving the tax-free benefits of the underlying securities.

Yields on municipal securities depend on a variety of factors, including: the general conditions of the money market and the taxable and municipal securities markets; the size of the particular offering; the maturity of the obligations; and the credit quality of the issue. Any adverse economic conditions or developments affecting the states or municipalities could impact The Strategic Income Fund’s portfolio.

U.S. Government Securities

U.S. Government securities in which the Funds may invest include direct obligations issued by the U.S. Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association, Federal Home Loan Banks, Government National Mortgage Association, International Bank for Reconstruction and Development and Student Loan Marketing Association.

All Treasury securities are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association, are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against United States in the event that the agency or instrumentality does not meet its commitment.

Among the U.S. Government securities that may be purchased by the Funds are “mortgage-backed securities” of the Government National Mortgage Association (“Ginnie Mae”), the Federal Home Loan Mortgage Association (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”). These mortgage-backed securities include “pass-through” securities and “participation certificates,” both of which represent pools of mortgages that are assembled, with interests sold in the pool. Payments of principal (including prepayments) and interest by individual mortgagors are “passed through” to the holders of interests in the pool; thus each payment to holders may contain varying amounts of principal and interest. Prepayments of the mortgages underlying these securities may result in a Fund’s inability to reinvest the principal at comparable yields. Mortgage-backed securities also include “collateralized mortgage obligations,” which are similar to conventional bonds in that they have fixed maturities and interest rates and are secured by groups of individual mortgages. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States.

Foreign Securities

As stated in the Funds’ Prospectus, The Strategic Income Fund may invest up to 100% of its assets in foreign securities, either directly or through depositary receipts (see below). The Osterweis Fund may invest up to 20% of its total assets in securities of foreign issuers. Each Fund may also invest without limit in securities of foreign issuers that are listed and traded on a U.S. national securities exchange. The Adviser usually buys securities of leading foreign companies that have well recognized franchises and are selling at a discount to the securities of similar domestic businesses, but is not obligated to do so.

American Depositary Receipts and European Depositary Receipts. Among the means through which the Funds may invest in foreign securities is the purchase of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and Global receipts evidencing a similar arrangement. ADRs, EDRs, and GDRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. For purposes of the Fund’s investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and diversification and balance of payments position. The internal politics of some foreign countries may not be as stable as those of the United States. Governments in some foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are affected by the trade policies and economic conditions of their trading partners. If these trading partners enacted protectionist trade legislation, it could have a significant adverse effect upon the securities markets of such countries.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Taxes. The interest and dividends payable on some of a Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.

Costs. To the extent that a Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Options and Futures Transactions

To the extent consistent with its investment objective and policies, a Fund may purchase and write call and put options on securities, securities indices and on foreign currencies and enter into futures contracts and use options on futures contracts, to the extent of up to 5% of its assets. The Funds have no present intention of engaging in such transactions.

Transactions in options on securities and on indices involve certain risks. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, such Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by such Fund, movements in the index may result in a loss to such Fund; such losses may be mitigated or exacerbated by changes in the value of a Fund’s securities during the period the option was outstanding.

Use of futures contracts and options thereon also involves certain risks. The variable degree of correlation between price movements of futures contracts and price movements in the related portfolio positions of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of such Fund’s position. Also, futures and options markets may not be liquid in all circumstances and certain over the counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction at all or without incurring losses. Although the use of options and futures transactions for hedging should minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. If losses were to result from the use of such transactions, they could reduce net asset value and possibly income. A Fund may use these techniques to hedge against changes in interest rates or securities prices or as part of its overall investment strategy. The Funds will segregate liquid assets, (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover their obligations under options and futures contracts to avoid leveraging.

Short-Term Investments

The Funds may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Funds may hold certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Funds will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

In addition to buying certificates of deposit and bankers’ acceptances, the Funds also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. The Funds may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in the Appendix.

Sector Concentration

Because issuers of lower-rated fixed income securities tend to be represented in particular sectors, The Strategic Income Fund may, from time to time, have greater than 25% of its assets in one market sector. To the extent that The Strategic Income Fund concentrates in one or more sectors, it may be subject to the risks affecting that sector more than would a more broadly diversified fund. The Adviser’s judgment about which sectors offer the greatest potential for long-term financial reward may, and likely will, change over time. In fact, The Strategic Income Fund may concentrate its investments in any sector, depending on its investment strategy.

Investment Company Securities

The Funds may invest in shares of other investment companies. A Fund may invest in money market mutual funds in connection with its management of daily cash positions or for temporary defensive purposes. The Funds currently intend to limit its investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, or its affiliated persons, as a whole. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, a Fund would also bear its pro rata portions of each other investment company’s advisory and operational expenses.

INVESTMENT RESTRICTIONS

The following policies and investment restrictions have been adopted by the Funds and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of a Fund’s outstanding voting securities as defined in the 1940 Act. Each Fund may not:

1. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan.

2. (a) Borrow money, except as stated in the Prospectus and this Statement of Additional Information. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.

(b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

3. Purchase securities on margin, participate on a joint basis or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude a Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities).

4. Purchase or sell real estate, commodities or commodity contracts (other than futures transactions for the purposes and under the conditions described in the Prospectus and in this Statement of Additional Information).

5. With respect to The Osterweis Fund, invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry or sector. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.) With respect to The Strategic Income Fund, concentrate its investments in any one sector if, as a result, more than 80% of its assets will be invested in such sector. The Strategic Income Fund will not invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry.

6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures, forward or repurchase transactions.

7. With respect to The Osterweis Fund, purchase the securities of any issuer, if as a result more than 5% of the total assets of the Fund would be invested in the securities of that issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, provided that up to 25% of the value of its assets may be invested without regard to this limitation.

The Funds observe the following policies, which are not deemed fundamental and which may be changed without shareholder vote. Each Fund may not:

1. Purchase any security if as a result a Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

2. Invest in any issuer for purposes of exercising control or management.

3. Invest in securities of other investment companies except as permitted under the 1940 Act.

4. Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.

5. With respect to fundamental investment restriction 2(a) above, purchase portfolio securities while outstanding borrowings exceed 5% of a Fund’s assets.

Except with respect to borrowing and illiquid securities, if a percentage restriction described in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.

DISTRIBUTIONS AND TAX INFORMATION
Distributions

For The Osterweis Fund, dividends from net investment income and distributions from net profits from the sale of securities are generally made annually. For The Strategic Income Fund, dividends from net investment income are generally made quarterly and distributions from net profits from the sale of securities are generally made annually. Also, each Fund expects to distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

Each distribution by a Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Funds will issue to each shareholder a statement of the federal income tax status of all distributions.

Tax Information

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Funds intend to continue to qualify and elect to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. It is the Funds’ policy to distribute to their shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Funds will not be subject to any federal income tax or excise taxes based on net income. To avoid the excise tax, the Funds must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of their ordinary income for such year, (ii) at least 98% of the excess of their realized capital gains over their realized capital losses for the one-year period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which a Fund paid no federal income tax. If a Fund does not qualify as a regulated investment company, it may be taxed as a corporation.

A Fund’s ordinary income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of a Fund.

The Funds may purchase and write certain options, futures and foreign currency. Such transactions are subject to special tax rules that may affect the amount, timing, and character of distributions to shareholders. For example, such contracts that are “Section 1256 contracts” will be “marked-to-market” for federal income tax purposes at the end of each taxable year (i.e., each contract will be treated as sold for its fair market value on the last day of the taxable year). In general, unless certain special elections are made, a gain or loss from transactions in such contracts will be 60% long term and 40% short-term capital gain or loss. Section 1092 of the Code, which applies to certain “straddles,” may also affect the taxation of a Fund’s transactions in options, futures, and foreign currency contracts. Under Section 1092 of the Code, a Fund may be required to postpone recognition for tax purposes of losses incurred in certain transactions.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent a Fund designates the amount distributed as a qualifying dividend. This designated amount cannot, however, exceed the aggregate amount of qualifying dividends received by a Fund for its taxable year. The deduction, if any, may be reduced or eliminated if Fund shares held by a corporate investor are treated as debt-financed or are held for fewer than 46 days.

Any long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time they have held their shares. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any ordinary income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.

Under the Code, a Fund will be required to report to the Internal Revenue Service all distributions of ordinary income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish a Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide a Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Funds reserve the right to refuse to open an account for any person failing to certify the person’s taxpayer identification number.

The Funds will not be subject to corporate income tax in the Commonwealth of Massachusetts as long as they qualify as regulated investment companies for federal income tax purposes. Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates.

Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income.

In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change. Any such charges could affect the validity of this discussion. The discussion also represents only a general summary of tax law and practice currently applicable to the Funds and certain shareholders therein, and, as such, is subject to change. In particular, the consequences of an investment in shares of a Fund under the laws of any state, local or foreign taxing jurisdictions are not discussed herein. Each prospective investor should consult his or her own tax advisor to determine the application of the tax law and practice in his or her own particular circumstances.

TRUSTEES AND EXECUTIVE OFFICERS

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with Advisers, the Administrator, Custodian and Transfer Agent. The day to day operations of the Trust are delegated to its officers, subject to the Funds’ investment objectives, strategies, and policies and to general supervision by the Board.

The Trustees and executive officers of the Trust, their birth dates and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustees	Other Directorships Held
Independent Trustees of the Trust
Dorothy A. Berry* (born 1943) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term since May 1991.	President, Talon Industries, Inc. (administrative, management and business consulting); formerly Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly President, Value Line, Inc. (investment advisory and financial publishing firm).	2	None.
Wallace L. Cook* (born 1939) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	Financial Consultant; formerly Senior Vice President, Rockefeller Trust Co.; Financial Counselor, Rockefeller & Co.	2	None.
Carl A. Froebel* (born 1938) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	Owner, Golf Adventures, LLC, (Vacation Services). Formerly President and Founder, National Investor Data Services, Inc. (investment related computer software).	2	None.
Rowley W.P. Redington* (born 1944) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	President; Intertech Computer Services Corp. (computer services and consulting).	2	None.
Interested Trustee of the Trust
Steven J. Paggioli** (born 1950) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	Consultant since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (“ICA”) (mutual fund administrator).	2	Trustee, Managers Funds; Trustee, Managers AMG Funds.
Officers of the Trust
Robert M. Slotky (born 1947) 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Chief Compliance Officer	Indefinite Term since August 2002. Indefinite Term since September 2004	Vice President, U.S. Bancorp Fund Services, LLC since July 2001; formerly, Senior Vice President, ICA (May 1997-July 2001).	2	Not Applicable
Eric W. Falkeis (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term since August 2002.	Vice President, U.S. Bancorp Fund Services, LLC since 1997; Chief Financial Officer, Quasar Distributors, LLC since 2000.	2	Not Applicable.
Chad E. Fickett (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Secretary	Indefinite Term since March 2002.	Assistant Vice President, U.S. Bancorp Fund Services, LLC since July 2000.	2	Not Applicable

*	Denotes those Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act.
**	Denotes Trustee who is an “interested person” of the Trust under the 1940 Act. Mr. Paggioli is an interested person of the Trust by virtue of his prior relationship with Quasar Distributors, LLC, the Funds’ principal underwriter.
***	The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisers with any other series.

Compensation

Set forth below is the rate of compensation received by the Trustees. Each Independent Trustee receives an annual retainer of $10,000 and a fee of $3,500 for each regularly scheduled meeting. These Trustees also receive a fee of $1,000 for any special meeting attended. The Chairman of the Board of Trustees receives an additional annual retainer of $6,000. Independent Trustees are also reimbursed for expenses in connection with each Board meeting attended. This amount is allocated among each of the Trust’s portfolios. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation From the Trust [1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust [2] Paid to Trustees
Dorothy A. Berry, Trustee	$_____	None	None	$______
Wallace L. Cook, Trustee	$______	None	None	$______
Carl A. Froebel, Trustee	$______	None	None	$______
Rowley W.P. Redington, Trustee	$______	None	None	$______
Steve J. Paggioli, Interested Trustee	$0	None	None	$0

[1]	For the fiscal year ended March 31, 2005.

[2]	There are currently numerous portfolios comprising the Trust. For the fiscal year ended March 31, 2005, The Osterweis Fund was apportioned trustees’ fees and expenses in the amount of $_____. For the fiscal year ended March 31, 2005, The Osterweis Strategic Income Fund was apportioned trustees’ fees and expenses in the amount of $_____.

Trust Committees

Trust Committees. The Trust has three standing committees: the Nominating Committee, the Audit Committee, which also serves as the Qualified Legal Compliance Committee, and the Valuation Committee.

The Nominating Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating Committee will consider nominees nominated by shareholders. Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to, and received by, the President of the Trust at the principal executive offices of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. The Nominating Committee did not meet during the Funds’ prior fiscal year.

The Audit Committee is comprised of all of the Independent Trustees. It does not include interested Trustees of the Trust. The Audit Committee typically meets once per year with respect to the various series of the Trust, and may meet more frequently. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or a Funds’ financial statements and to ensure the integrity of a Funds’ pricing and financial reporting. The Audit Committee met _______ time with respect to the Funds during the Funds’ prior fiscal year.

The Trust’s Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of one or more Independent Trustees and the Trust’s Treasurer. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed. The Valuation Committee met _______ times with respect to the Funds during the Funds’ prior fiscal year.

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.

As of __________, 2005, the following shareholders were considered to be either a control person or principal shareholder of The Osterweis Fund:

Name and Address	% Ownership	Type of Ownership
_____%
_____%
_____%

As of _______, 2005, the following shareholders were considered to be either a control person or principal shareholder of The Osterweis Strategic Income Fund:

Name and Address	% Ownership	Type of Ownership
_____%
_____%

As of _______, 2005, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of either Fund. As of December 31, 2004, Mr. Paggioli, Mr. Redington, and Mr. Froebel, Trustees of the Trust, each beneficially owned shares of The Osterweis Fund with a total value, as of that date, between $1 and $10,000. No other Trustee beneficially own shares of the Funds as of that date. Furthermore, as of December 31, 2004, neither the Independent Trustees nor members of their immediately family, own securities beneficially or of record in an Adviser, any principal underwriter to the Funds, or an affiliate of an Adviser or principal underwriter. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $60,000, in an Adviser, any principal underwriter or any of their affiliates. In addition, during the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which an Adviser, any principal underwriter or any affiliate of thereof was a party.

THE FUNDS’ INVESTMENT ADVISERS

As stated in the Prospectus, investment advisory services are provided to The Osterweis Fund by Osterweis Capital Management, Inc., and to The Osterweis Strategic Income Fund by Osterweis Capital Management, LLC, each an Adviser, pursuant to separate Investment Advisory Agreements (each an “Advisory Agreement”). The Advisers are affiliated entities whose address is One Maritime Plaza, Suite 800, San Francisco, CA 94111. As compensation, each Fund pays the Adviser a monthly management fee (accrued daily) based upon its average daily net assets at the annual rate of 1.00%.

After its initial term, each Advisory Agreement continues in effect for successive annual periods so long as such continuation is approved at least annually by the vote of (1) the Board of Trustees of the Trust (or a majority of the outstanding shares of the applicable Fund, and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon sixty days’ written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.

In approving the continuation of the Advisory Agreement on behalf of the Funds at a meeting held in June 2005, the Board (including the Independent Trustees) primarily considered, among other things, the following matters: information regarding the Advisers including those relating to the Advisers’ personnel; the nature and quality of the services provided and to be provided by the Advisers under the Advisory Agreements; the fees paid to and expenses borne by the Advisers; The Osterweis Strategic Income Fund’s expense limitation, fee waiver, and performance of each of the Funds relative to each Fund’s benchmarks; comparable fee and expense information respecting other similar unaffiliated mutual funds; the level of profits that could be expected to accrue to the Advisers from the fees payable under such Advisory Agreements; and the Funds’ brokerage, related commissions, and the use of soft dollars by the Advisers. The Board also discussed: (a) the Advisers’ performance (on an absolute and relative basis); (b) the Advisers’ adherence to compliance procedures; (c) the Advisers’ generally positive relationship with the Board; (d) the Advisers’ marketing activity and commitment to responsible Fund growth; (e) the overall quality of services provided to each of the Funds; (f) the cost structure of each of the Funds relative to its peer group; and (g) the satisfaction of each of the Fund’s shareholders with their investment choice. After reviewing such information as they deemed necessary, the Board (including a majority of the Independent Trustees) concluded that the continuation of the Advisory Agreement was in the best interests of each of the Funds and its shareholders.

For the fiscal year ended March 31, 2005, the Adviser received fees from The Osterweis Fund in the amount of $_________. For the fiscal year ended March 31, 2004, the Adviser received fees from The Osterweis Fund in the amount of $971,920. For the fiscal year ended March 31, 2003, the Adviser received fees from The Osterweis Fund in the amount of $690,061. For the fiscal year ended March 31, 2002, the Adviser received fees from The Osterweis Fund in the amount of $583,889.

For the fiscal year ended March 31, 2005, the Adviser received fees from The Osterweis Strategic Income Fund in the amount of $________, of which $______ was waived. For the fiscal year ended March 31, 2004, the Adviser received fees from The Osterweis Strategic Income Fund in the amount of $307,445, of which $32,591 was waived. For the fiscal period August 30, 2002 through March 31, 2003, the Adviser accrued fees from The Osterweis Strategic Income Fund in the amount of $51,513, all of which was waived by the Adviser. For the same period, the Adviser reimbursed the Fund an additional $21,575.

The Funds are responsible for their own operating expenses. The Adviser to The Osterweis Strategic Income Fund, however, has contractually agreed to reduce fees payable by The Osterweis Strategic Income Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding interest and tax expenses) to the limit set forth in the “Fees and Expenses” Table (the “expense cap”) of the Prospectus. Any such reductions made by the Adviser in its fees or payment of expenses which are The Osterweis Strategic Income Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.

Under the expense limitation agreement, the Adviser may recoup reimbursements made in any fiscal year in any subsequent fiscal year over the following three fiscal years. Before the Adviser may receive any such reimbursement, the Trustees must review and approve it and any such reimbursement may not be paid prior to The Osterweis Strategic Income Fund’s payment of current ordinary Fund expenses. The Trustees may terminate this expense reimbursement arrangement at any time.

SERVICE PROVIDERS

Administrator, Fund Accountant, Transfer Agent and Dividend Disbursing Agent

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202 (the “Administrator”), provides administrative services to the Funds pursuant to an Administration Agreement. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Funds; prepare all required notice filings necessary to maintain each Fund’s ability to sell shares in all states where the Funds currently do, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of each Fund’s servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary each Fund’s daily expense accruals; and perform such additional services as may be agreed upon by the Fund and the Administrator. The Administrator also serves as fund accountant, transfer agent and dividend disbursing agent under separate agreements. The Administrator, the Funds’ distributor, and the Custodian are affiliated entities under the common control of U.S. Bancorp.

For its services to The Osterweis Strategic Income Fund, for the fiscal year ended March 31, 2005, the Administrator received fees of $ ______. For the fiscal period ended March 31, 2004 and August 30, 2002 through March 31, 2003, the Administrator received fees of $61,716 and $17,425, respectively. For its services to The Osterweis Fund, during the fiscal years ended March 31, 2005, 2004, and 2003, the Administrator received fees of $______, $167,967, and $128,509, respectively.

PORTFOLIO MANAGERS

Mr. John S. Osterweis serves as the Portfolio Manager of the Osterweis Fund. The following provides information regarding other accounts managed by Mr. Osterweis as of March 31, 2005:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	2	$400 Million	2	$400 Million
Other Accounts	Approximately 350	$1.6 Billion	0	0

Mr. Osterweis’ compensation as the Fund’s Portfolio Manager is a fixed salary that is set by industry standards. Mr. Osterweis’ salary is not based on performance or the Fund’s net assets, but he does receive a fixed bonus. He also does not receive deferred compensation, but does participate in a fixed retirement plan.

Osterweis Capital Management, Inc. is the adviser to several hedge funds which have performance-based fees or profit allocations in addition to standard advisory fees. These performance-based fees are earned only after specific performance metrics have been exceeded. Under the terms of the Adviser’s operating agreement, the Portfolio Manager may receive an allocation from this performance-based income in addition to the compensation described above.

Mr. Osterweis is a shareholder of Osterweis Capital Management, Inc., and therefore is entitled to Subchapter S earnings proportionate to his ownership share of the Adviser. He is also a Member of Osterweis Capital Management, LLC, and therefore is entitled to a pro-rata allocation of the profits proportionate to his ownership interest.

Mr. Carl P. Kaufman serves as the Portfolio Manager of the Osterweis Strategic Income Fund. The following provides information regarding other accounts managed by Mr. Kaufman as of March 31, 2005:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	1	$15,000	1	$15,000
Other Accounts	3	$26 Million	0	0

Mr. Kaufman’s compensation as the Fund’s Portfolio Manager is a fixed salary that is set by industry standards. Mr. Kaufman’s salary is not based on performance or the Fund’s net assets, but he does receive a bonus that is discretionary and not determined by a fixed formula. He also does not receive deferred compensation, but does participate in a fixed retirement plan.

Osterweis Capital Management LLC is the adviser to several hedge funds which have performance-based fees or profit allocations in addition to standard advisory fees. These performance-based fees are earned only after specific performance metrics have been exceeded. Under the terms of the Adviser’s operating agreement, the Portfolio Manager may receive an allocation from this performance-based income in addition to the compensation described above.

Mr. Kaufman is a shareholder of the Osterweis Capital Management, Inc., and therefore is entitled to Subchapter S earnings proportionate to his ownership share of the Adviser. He is also a Member of Osterweis Capital Management, LLC, and therefore is entitled to a pro-rata allocation of the profits proportionate to his ownership interest.

The following indicates the beneficial ownership of each Portfolio Manager of the Fund:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,000-$1,000,000, Over $1,000,000)
John Osterweis	Over $1,000,000
Carl Kaufman	Over $1,000,000

Mr. Osterweis manages approximately 350 individual accounts and the long portion of two long-short hedge funds. Mr. Kaufman manages a handful of individual accounts and a fixed income hedge fund. The Advisers believe the inherent conflict of interest in managing both hedge funds (which have performance fees), and other separate accounts and the Funds (which do not), are controlled and mitigated against in the Advisers’ Allocation Policy and Compliance Procedures.

Custodian

U.S. Bank, National Association, 425 Walnut Street, Cincinnati, Ohio 45202, is custodian for the securities and cash of the Funds. Under the Custodian Agreement, U.S. Bank, National Association holds each Fund’s portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties.

Independent Auditors and Legal Counsel

Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, are the independent registered public accounting firm for the Funds and audit the Funds’ financial statements. Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th Floor, San Francisco, California 94105-3441, are legal counsel to the Funds.

PRINCIPAL UNDERWRITER AND DISTRIBUTOR

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 ( “Quasar”), serves as principal underwriter and distributor for shares of the Funds in a continuous public offering of each Fund’s shares. Pursuant to a distribution agreement between each Fund and Quasar, Quasar provides certain administration services and promotes and arranges for the sale of each Fund’s shares. Quasar is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (“NASD”).

The distribution agreement continues in effect for periods not exceeding one year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of the applicable Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated without penalty by the parties thereto upon sixty days’ written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

EXECUTION OF PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreements, the Advisers determine which securities are to be purchased and sold by each Fund and which broker-dealers are eligible to execute a Fund’s portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which a Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisers will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934) or supply research and statistical information to the Advisers that it may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. Each Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with each Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of a Fund subject to rules adopted by the NASD and the SEC.

While it is each Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to a Fund or to the Advisers, even if the specific services are not directly useful to the Fund and may be useful to the Advisers in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisers to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of each Adviser’s overall responsibilities to the Fund.

Investment decisions for a Fund are made independently from those of other client accounts or mutual funds (“Funds”) managed or advised by each Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both a Fund and one or more of such client accounts or Funds. In such event, the position of a Fund and such client account(s) or Funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or Funds seeks to acquire the same security as a Fund at the same time, a Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or Funds simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between such Fund and all such client accounts or Funds in a manner deemed equitable by each Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned. In other cases, however, it is believed that the ability of a Fund to participate in volume transactions may produce better executions for such Fund.

The Funds do not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers for selling shares of the Funds. However, as stated above, broker-dealers who execute brokerage transactions may effect purchase of shares of a Fund for their customers.

During the fiscal year ended March 31, 2005, The Osterweis Fund paid $______ in brokerage commissions with respect to portfolio transactions. During the fiscal year ended March 31, 2004, The Osterweis Fund paid $213,557 in brokerage commissions with respect to portfolio transactions. During the fiscal year ended March 31, 2003, The Osterweis Fund paid $113,899 in brokerage commissions with respect to portfolio transactions.

During the fiscal year ended March 31, 2005, The Osterweis Strategic Income Fund paid $______ in brokerage commissions with respect to portfolio transactions. For the fiscal year ended March 31, 2004, The Osterweis Strategic Income Fund paid $2,310 in brokerage commissions with respect to portfolio transactions.

REVENUE SHARING ARRANGMENT

The Advisor, out of its own resources and not out of Fund assets ( i.e ., without additional cost to the Funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the Funds. Such payments and compensation are in addition to the service fees and other fees paid by the Funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ prospectus. As of December __, 2004, the Advisor has revenue sharing arrangements with approximately __ brokers and other financial intermediaries, of which some of the more significant include arrangements with ____________.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the Funds and/or investors in the Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediary. These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the Fund and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar-amount. As of the date of this Statement of Additional Information, the maximum amount of additional compensation that the Advisor is paying to any intermediary from its own assets was ___% of average daily net assets.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the respective Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See “Execution of Portfolio Transactions.”  The Osterweis Fund’s portfolio turnover rate for the fiscal years ended March 31, 2005, 2004, and 2003 was _____%, 58.34%, and 34.26%, respectively. The Osterweis Strategic Income Fund’s portfolio turnover rate for 2005 and the fiscal period August 30, 2002 through March 31, 2004 was _____% and ______%, respectively.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Funds’ Prospectus regarding the purchase and redemption of Fund shares.

How to Buy Shares

The public offering price of Fund shares is the net asset value. Each Fund receives the net asset value. In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in proper form before the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m., Eastern time.

The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of a Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or Quasar such rejection is in the best interest of a Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of a Fund’s shares.

Shareholders who purchase Fund shares by payment-in-kind in the form of shares of stock, bonds or other securities will be charged the brokerage commissions on the sale of any security so tendered it if is sold by a Fund within 90 days of acquisition.

How to Sell Shares

You can sell your Fund shares any day the NYSE is open for regular trading.

Delivery of redemption proceeds

Payments to shareholders for shares of a Fund redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund’s shareholders. Under unusual circumstances, a Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of a Fund’s portfolio securities at the time of redemption or repurchase.

Telephone redemptions

Shareholders must have selected telephone transactions privileges on the Account Application when opening a Fund account. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest Account Application or other written request for services, including purchasing or redeeming shares of a Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder’s latest Account Application or as otherwise properly specified to such Fund in writing.

The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, a Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, an investor agrees, however, that to the extent permitted by applicable law, neither the Funds nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Transfer Agent.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Transfer Agent by telephone. In this event, you may wish to submit a written redemption request, as described in the Prospectus. The Telephone Redemption Privilege may be modified or terminated without notice.

Redemption Fee

As discussed in the Prospectus, the Funds will assess a 2.00% fee on redemptions of shares that are held for less than one month. This fee will not be imposed on Fund shares acquired through the reinvestment of dividends or other distributions and may not be applicable to an account of a qualified retirement plan (such as an IRA or 401(k) plan) or qualified accounts held by certain intermediaries. In determining whether a redemption fee will be imposed, it will be assumed that the redemption is made on shares that have been held the longest. This is commonly referred to as “first-in, first-out.” This will result in you paying the lowest redemption fee possible or no redemption fee at all.

Redemptions-in-Kind

The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of Fund’s assets). The Funds have reserved the right to pay the redemption price of their shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash and would bear any market risks associated with such securities until they are converted into cash.

Automatic Investment Plan

As discussed in the Prospectus, the Funds provide an Automatic Investment Plan for the convenience of investors who wish to purchase shares of a Fund on a regular basis. All record keeping and custodial costs of the Automatic Investment Plan are paid by the applicable Fund. The market value of a Fund’s shares is subject to fluctuation, so before undertaking any plan for systematic investment, the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.

DETERMINATION OF SHARE PRICE

As noted in the Prospectus, the net asset value and offering price of shares of each Fund will be determined once daily as of the close of public trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. The Funds do not expect to determine the net asset value of their shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share. However, the net asset value of a Fund’s shares may be determined on days the NYSE is closed or at times other than 4:00 p.m. if the Board of Trustees decides it is necessary.

In valuing a Fund’s assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the mean between the bid and asked prices on such day. Securities primarily traded on the Nasdaq National Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Readily marketable securities traded only in the over-the-counter market and not on Nasdaq are valued at the most recent trade price. All other assets of the Funds are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

The net asset value per share of each Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share. An example of how The Osterweis Fund calculated its net asset value per share as of March 31, 2005 is as follows:

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

$______	=	$_____
______

An example of how The Osterweis Strategic Income Fund calculated its net asset value per share as of March 31, 2005 is as follows:

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

$______	=	$______
______

PERFORMANCE INFORMATION

Performance information in the Funds’ Prospectus is calculated in accordance with the methods discussed below.

Average Annual Total Return

Average annual total return quotations used in each Fund’s advertising and promotional materials are calculated according to the following formula:

P(1 + T)n = ERV

where “P” equals a hypothetical initial payment of $1000; “T” equals average annual total return; “n” equals the number of years; and “ERV” equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Average Annual Total Return (after Taxes on Distributions):

Each Fund’s quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

P(1 + T)n = ATVD

where “P” equals a hypothetical initial payment of $1000; “T” equals average annual total return; “n” equals the number of years; and “ATVD” equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the applicable Adviser.

Average Annual Total Return (after Taxes on Distributions and Redemptions):

Each Fund’s quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:

P(1 + T)n = ATVDR

where “P” equals a hypothetical initial payment of $1000; “T” equals average annual total return; “n” equals the number of years; and “ATVDR” equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by the applicable Adviser.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Advisers, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Advisers to present to the Board, at least annually, the Advisers’ Proxy Policies and a record of each proxy voted by the Adviser on behalf of a Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

The Advisers have adopted Proxy Voting Policies and Procedures (“Advisers’ Proxy Policies”) which underscore the Advisers’ concern that all proxies voting decisions be made in the best interest of the Funds and that the Advisers will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Funds. The Advisers utilize the services of Investor Responsibility Research Center (“IRRC”) to develop proxy voting guidelines and to track and vote proxies.

Certain of the Advisers’ proxy voting guidelines are summarized below:

•	The Advisers vote for uncontested directors nominees recommended by management.
•	The Advisers vote against management proposals to adopt poison pill and vote for management proposals to redeem a poison pill or limit the payment of greenmail.
•	The Advisers vote against management proposals to eliminate or limit shareholders’ rights to call a special meeting.
•	The Advisers vote for management proposals to adopt a deferred compensation plan or approve a long-term bonus plan or an employment agreement.

Although many proxy proposals can be voted in accordance with the Advisers’ proxy voting guidelines, some proposals will require special consideration, and the Adviser will make a decision on a case-by-case basis in these situations.

In the event a proxy proposal raises a material conflict between the Advisers’ interests and the Funds’ interests, the Advisers will resolve the conflict as follows:

•	To the extent the matter is specifically covered by the Advisers’ proxy voting guidelines, IRRC will have voted the proxies automatically.
•
To the extent the Advisers are making a case-by-case determination under the proxy voting guidelines, the Advisers will disclose the conflict to the Board and obtain the Board’s consent to vote or direct the matter to an independent third party, selected by the Board, for a vote determination. If the Board’s consent or the independent third party’s determination is not received in a timely manner, the Advisers will abstain from voting the proxy.

The Funds is required to file new Form N-PX, with each Fund’s complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. Form N-PX for each Fund will be available without charge, upon request, by calling toll-free (866) 236-0050 and on the SEC’s website at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ distributors, underwriter, and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Trust on behalf of the Funds has adopted portfolio holdings disclosure policies (“Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Funds. The Advisor has also adopted the Policies. Information about the Funds’ portfolio holdings will not be distributed to any third party except in accordance with these Policies. The Advisor and the Board considered the circumstances under which the Funds’ portfolio holdings may be disclosed under the Policies. The Advisor and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Funds’ shareholders and the interests of the Advisor, Distributor, or any other affiliated person of the Funds. After due consideration, the Advisor and the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to persons described in the Policies. The Board also authorized the Advisor or appointed officers to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of the Policies, Codes of Ethics and other relevant policies of the Funds’ and their service providers by the Trust’s Chief Compliance Officer, (2) by considering reports and recommendations by the Trust’s Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under Investment Company Act), and (3) by considering to approve any amendment to these Policies. The Board reserves the right to amend the Policies at any time without prior notice in their sole discretion.

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds discloses their calendar quarter-end on their web site at www.osterweis.com within 10 business days of the calendar quarter-end. The calendar quarter-end portfolio holdings for a Fund will remain posted on the web site until updated with required regulatory filings with the SEC. Portfolio holdings information posted on the Funds’ web site may be separately provided to any person, including rating and ranking organizations such as Lipper and Morningstar, at the same time that it is filed with the SEC or one day after it is first published on the Funds’ web site.

The Advisor may not receive compensation in connection with the disclosure of information about Fund portfolio securities. In the event of a conflict between the interests of the Funds and the interests of Advisor or an affiliated person of the Advisor, the Chief Compliance Officer (“CCO”) of the Advisor, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Funds, and shall report such determination to the Funds’ Board of Trustees at the end of the quarter in which such determination was made. Any employee of the Advisor who suspects a breach of this obligation must report the matter immediately to the CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Funds to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed: Fund Administrator, Fund Accountant, Custodian, Transfer Agent, auditors, counsel to the Fund or the trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities), and regulatory authorities. Portfolio holdings information not publicly available with the SEC or through the Funds’ web site may only be provided to additional third parties, in accordance with the Policies, when the Funds have a legitimate business purpose, and the third party recipient is subject to a confidentiality agreement.

In no event shall the Advisor, its affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about a Funds’ portfolio holdings.

There can be no assurance that the Policies and these procedures will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

GENERAL INFORMATION

Investors in a Fund will be informed of the Fund’s progress through periodic reports. Financial statements certified by independent public accountants will be submitted to shareholders at least annually.

The Trust was organized as a Massachusetts business trust on February 24, 1987. The Agreement and Declaration of Trust permits the Board of Trustees to issue an limited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.

Shares issued by the Funds have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Funds and to the net assets of the Funds upon liquidation or dissolution. The Funds, each a separate series of the Trust, vote separately on matters affecting only the Funds (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust’s Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Agreement and Declaration of Trust also provides for indemnification and reimbursement of expenses out of each Fund’s assets for any shareholder held personally liable for obligations of the Fund or Trust. The Agreement and Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Funds or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Funds. The Agreement and Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and each Fund itself is unable to meet its obligations.

The Trust, the Advisers, and Quasar have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of these entities to invest in securities that may be purchased or held by a Fund.

FINANCIAL STATEMENTS

The Funds’ Annual Report to Shareholders for the fiscal year ended March 31, 2005 is a separate document supplied with this SAI. The financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this SAI.

APPENDIX

Commercial Paper Ratings

Standard & Poor’s

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from ‘A’ for the highest-quality obligations to ‘D’ for the lowest. These categories are as follows:

A-1 - This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3 - Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B - Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D - Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Moody’s

Moody’s short-term debt ratings are opinions on the ability of issuers to punctually repay senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade to indicate the relative repayment ability of rated issuers:

                Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

Credit Ratings

Standard & Poor’s

Standard & Poor’s issue credit ratings based in varying degrees, on the following considerations:

1.	Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
2.	Nature of and provisions of the obligation; and
3.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA - An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated “CC” is currently highly vulnerable to nonpayment.

C - The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D - An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

“c” - The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

“p” - The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* - Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

“r”- The ‘r’ highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an ‘r’ symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. - Not Rated - Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Moody’s

Moody’s uses the following categories for long-term obligations:

Aaa - Bonds that are rated “Aaa” are to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

A - Bonds that are rated “A” possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated “Baa” are considered medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated “Ca” represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Municipal Note Ratings

Standard & Poor’s

A Standard and Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

PART C
(The Osterweis Fund &
The Osterweis Strategic Income Fund)

OTHER INFORMATION

Item 23. Exhibits.

(a)	Agreement and Declaration of Trust was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on December 29, 1995 and is incorporated herein by reference.

(b)	Amended and Restated Bylaws was previously filed with the Registration Statement on Form N1-A (File No. 33-12213) on February 18, 2003 and is incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Declaration of Trust and Bylaws.

(d)	(i)	Investment Advisory Agreement for The Osterweis Fund was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on June 30, 2003 and is incorporated herein by reference.

(ii)	Investment Advisory Agreement for The Osterweis Strategic Income Fund was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on June 30, 2003 and is incorporated herein by reference.

(e)	Form of Distribution Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts is not applicable.

(g)	Form of Custody Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on March 27, 2003 and is incorporated herein by reference.

(h)	Other Material Contracts

(i)	Form of Fund Administration Servicing Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(ii)	Form of Transfer Agent Servicing Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(iii)	Form of Fund Accounting Servicing Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(iv)	Operating Expenses Limitation Agreement for the Osterweis Strategic Income Fund was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on June 30, 2003 and is incorporated herein by reference.

(v)	Power of Attorney was previously filed with the Registration Statement on Form N1-A (File No. 33-12213) on October 25, 2002 and is incorporated herein by reference.

(i)	Opinion of Counsel was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on July 26, 1999 and is incorporated herein by reference.

(j)	Consent of Independent Public Accountants is to be filed.

(k)	Omitted Financial Statements is not applicable.

(l)	Agreement Relating to Initial Capital is not applicable.

(m)	Rule 12b-1 Plan is not applicable.

(n)	Rule 18f-3 Plan is not applicable.

(o)	Reserved.

(p)	(i)	Code of Ethics for Registrant was previously with the Registration Statement on Form N-1A (File No. 33-12213) on February 23, 2005 and in incorporated herein by reference.

(ii)	Code of Ethics for Advisers is to be filed.

Item 24. Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25. Indemnification.

Reference is made to Article VII of the Registrant’s Declaration of Trust (previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on December 29, 1995), Article VI of Registrant’s Amended and Restated Bylaws (previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 18, 2003), and Paragraph 6 of the Distribution Agreement (previously filed with the Registration Statement on Form N-1A (File No. 33-12213 on February 12, 2002). With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust. With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds' Registration Statement, reports to shareholders or advertising and sales literature

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 26. Business and Other Connections of the Investment Advisers.

With respect to the Advisers, the response to this Item will be incorporated by reference to the Advisers’ Uniform Applications for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”) and dated March 30, 2005 for Osterweis Capital Management, Inc. and March 30, 2005 for Osterweis Capital Management, LLC. Each Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 27. Principal Underwriter.

(a) Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Advisors Series Trust	The Hennessy Funds, Inc.
Allied Asset Advisors Funds	The Hennessy Mutual Funds, Inc.
Alpine Equity Trust	Hotchkis and Wiley Funds
Alpine Series Trust	Intrepid Capital Management
Alpine Income Trust	Jacob Internet Fund Inc.
AIP Alternative Strategies Funds	The Jensen Portfolio, Inc.
Brandes Investment Trust	Julius Baer Funds
Brandywine Blue Funds, Inc.	Kensington Funds
Brazos Mutual Funds	Kirr Marbach Partners, Funds, Inc.
Bridges Fund	Light Revolution Fund
Buffalo Funds	LKCM Funds
Buffalo Balanced Fund	Masters’ Select Funds
Buffalo High Yield Fund	Matrix Advisors Value Fund, Inc.
Buffalo Large Cap Fund	Monetta Fund, Inc.
Buffalo Small Cap Fund	Monetta Trust
Buffalo U.S. Global Fund	MP63 Fund
CCM Advisors Funds	MUTUALS.com
CCMA Select Investment Trust	NorCap Funds
Country Mutual Funds Trust	Optimum Q Funds
Cullen Funds Trust	Permanent Portfolio Funds
Everest Funds	Primecap Odyssey Funds
First American Funds, Inc.	Professionally Managed Portfolios
First American Investment Funds, Inc.	Prudent Bear Funds, Inc.
First American Strategy Funds, Inc.	Purisima Funds
FFTW Funds, Inc.	Rainier Funds
Fort Pitt Capital Funds	Summit Funds
Glenmede Fund, Inc.	TIFF Investment Program, Inc.
Guinness Atkinson Funds	Trust For Professional Managers
Harding, Loevner Funds, Inc.	Wexford Trust

(b) To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike	President, Board Member	None
Donna J. Berth	Treasurer	None
Joe Redwine	Board Member	None
Bob Kern	Board Member	None
Eric W. Falkeis	Board Member	Treasurer
Teresa Cowan	Assistant Secretary	None
The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

(c) Not applicable.

Item 28. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Registrant’s Custodian	U.S. Bank, National Association 425 Walnut Street Cincinnati, OH 45202
Registrant’s Investment Advisers	Osterweis Capital Management, Inc. One Maritime Plaza, Suite 800 San Francisco, CA 94111
Osterweis Capital Management, LLC One Maritime Plaza, Suite 800 San Francisco, CA 94111

Item 29. Management Services Not Discussed in Parts A and B.

Not Applicable.

Item 30. Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on the 26th day of May, 2005.

Professionally Managed Portfolios

By: Robert M. Slotky*
Robert M. Slotky
President

Pursuant to the requirements of the Securities Act of 1933, this amendment to this Registration Statement has been signed below by the following persons in the capacities and on May 26, 2005.

Signature	Title

Steven J. Paggioli* Steven J. Paggioli	Trustee

Dorothy A. Berry* Dorothy A. Berry	Trustee

Wallace L. Cook* Wallace L. Cook	Trustee

Carl A. Froebel* Carl A. Froebel	Trustee

Rowley W. P. Redington* Rowley W. P. Redington	Trustee

Robert M. Slotky* Robert M. Slotky	President

Eric W. Falkeis* Eric W. Falkeis	Treasurer and Principal Financial and Accounting Officer

* By /s/ Eric W. Falkeis Eric W. Falkeis
Attorney-in-Fact pursuant to Power of Attorney